Exhibit 10.223

SIXTH AMENDMENT TO CREDIT AGREEMENT

SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Sixth Amendment”), dated as of June 25, 2009, among DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., a Delaware corporation (the “Borrower”), various financial institutions that are party to the Credit Agreement referred to below (the “Lenders”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower, the Lenders, the Administrative Agent and The Bank of Nova Scotia, as syndication agent, are parties to that certain Credit Agreement, dated as of June 15, 2007, as amended by that certain First Amendment to Credit Agreement dated as of July 9, 2008, that certain Second Amendment to Credit Agreement dated as of September 29, 2008, that certain Third Amendment to Credit Agreement dated as of November 17, 2008, that certain Fourth Amendment to Credit Agreement dated as of February 4, 2009, and that certain Fifth Amendment to Credit Agreement dated as of February 25, 2009 (as so amended, the “Credit Agreement”); and

WHEREAS, the parties hereto desire to make certain modifications to the Credit Agreement as set forth herein;

NOW, THEREFORE, it is agreed:

I. Amendments to Credit Agreement.

1.         Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions of “Insurer Related Amortization Event,” “Maximum Series 2005-1 Pre-Insurer Related Amortization Event Letter of Credit Amount,” “Series 2005-1 Enhancement Letter of Credit,” “Series 2005-1 Letter of Credit Outstandings,” “Series 2005-1 Insurer,” and “Series 2005-1 Supplement” in their appropriate alphabetical order:

“Insurer Related Amortization Event” has the meaning given to such term in the Master Collateral Agency Agreement.

“Maximum Series 2005-1 Pre-Insurer Related Amortization Event Letter of Credit Amount” means, on any date prior to the occurrence of an Insurer Related Amortization Event with respect to the Series 2005-1 Insurer, $24,400,000.

“Series 2005-1 Enhancement Letter of Credit” means an Enhancement Letter of Credit issued as enhancement for the Series 2005-1 Supplement and/or for the notes issued pursuant thereto.

“Series 2005-1 Letter of Credit Outstandings” means, on any date, the then aggregate Letter of Credit Outstandings (i.e. the sum of the aggregate Stated Amount then outstanding and undrawn plus the aggregate amount of all then unpaid and outstanding Reimbursement Obligations) with respect to Series 2005-1 Enhancement Letters of Credit.

“Series 2005-1 Insurer” means the Series Insurer in respect of the Series 2005-1 Supplement.

“Series 2005-1 Supplement” means the Base Indenture Supplement that is the Series 2005-1 Supplement dated as of April 21, 2005, as amended from time to time.

2.         Section 1.1 of the Credit Agreement is hereby amended by adding the parenthetical “(as the same may be amended from time to time)” after the words “any supplement” and before the words “to the Base Indenture” in the definition of “Base Indenture Supplement.”

3.         The following clause (F) is added to clause (ii) of subsection (a) of Section 4.1 of the Credit Agreement after clause (E) thereof (and the word “and” is deleted from the end of such clause (E) and the word “or” is substituted therefor):

(F) in the case of a Series 2005-1 Enhancement Letter of Credit that is to be issued or increased on any date prior to the occurrence of an Insurer Related Amortization Event with respect to the Series 2005-1 Insurer, unless the Issuer and the Required Lenders shall otherwise agree, an amount that would result in the aggregate amount of Series 2005-1 Letter of Credit Outstandings (giving effect to any issuance, increase or decrease then requested with respect to any Series 2005-1 Enhancement Letters of Credit) exceeding (or continuing to exceed) the Maximum Series 2005-1 Pre-Insurer Related Amortization Event Letter of Credit Amount; and

II. Miscellaneous Provisions.

1. In order to induce the Lenders to enter into this Sixth Amendment, the Borrower hereby represents and warrants that this Sixth Amendment has been duly authorized, executed, and delivered by the Borrower and, subject to the execution and delivery of this Sixth Amendment by the Required Lenders, is the valid and enforceable agreement of the Borrower.

2. This Sixth Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

3. This Sixth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4. THIS SIXTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5. This Sixth Amendment shall become effective on the date (the “Sixth Amendment Effective Date”) when:

(i) the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to:

Bingham McCutchen LLP

One State Street

Hartford, Connecticut

Attention: Bruce C. Silvers

Fax: (860) 240-2800

Email: bruce.silvers@bingham.com

(ii) the Borrower shall have paid to Bingham McCutchen LLP, special counsel to the Administrative Agent, by wire transfer of immediately available funds, all reasonable fees and expenses (as set out in a written summary invoice received by the Borrower at least one Business Day prior to the Sixth Amendment Effective Date) owed to Bingham McCutchen LLP as of the date of such invoice in connection with the Loan Documents, the Obligations and the administration thereof, including all fees and expenses incurred in connection with the preparation, negotiation and execution of this Sixth Amendment and the transactions contemplated to be effected in connection with such execution and with the satisfaction of the conditions to the occurrence of the Sixth Amendment Effective Date (it being understood that the Borrower agrees to pay such fees and expenses regardless of whether the Sixth Amendment Effective Date occurs);

provided, however, that in the event any of the foregoing conditions to effectiveness set forth in this Section 5 shall not have been met on or prior to the earlier of (x) June 26, 2009 and (y) the occurrence of an Insurer Related Amortization Event with respect to the Series 2005-1 Insurer, it is understood and agreed that this Sixth Amendment (except for the agreement of the Borrower in clause (ii) above to pay fees and expenses) shall be of no force and effect whatsoever, and no party hereto shall have any right or obligation with respect to any other party whatsoever with respect to any agreement set forth herein, except as provided above with respect to such fees and expenses (all such other rights and obligations being governed in such event exclusively by the Credit Agreement, if and to the extent provided for therein, as in effect without regard to this Sixth Amendment).

6. From and after the Sixth Amendment Effective Date, each reference in the Credit Agreement and in each of the other Loan Documents to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified hereby on the Sixth Amendment Effective Date, pursuant to the terms of this Sixth Amendment.

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SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officer or officers to execute and deliver this Sixth Amendment as of the date first above written.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

By_________________________________

Name:

Title:

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO

CREDIT AGREEMENT, DATED AS OF THE DATE

FIRST REFERENCED ABOVE, AMONG DOLLAR

THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS

LENDERS AND DEUTSCHE BANK TRUST

COMPANY AMERICAS, AS ADMINISTRATIVE

AGENT AND ISSUER

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Administrative Agent, as Issuer and as a Lender

By__________________________________

Name:

Title:

By__________________________________

Name:

Title:

SIGNATURE PAGE TO THE SIXTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND ISSUER

Name of Lender: ____________________________

By:_____________________________
Name:
Title: